Exhibit 99.2

Supplemental Information

March 31, 2004

Contact:	6110 Executive Boulevard
Sara Grootwassink	Suite 800
Chief Financial Officer	Rockville, MD 20852
Direct Dial: (301) 255-0820	(301) 984-9400
E-mail: sgrootwassink@writ.com	(301) 984-9610 fax

Washington Real Estate Investment Trust

Supplemental Information

Table of Contents

March 31, 2004

Washington Real Estate Investment Trust

About the Trust

Mission Statement

Washington Real Estate Investment Trust, founded in 1960 and headquarted in Rockville, Maryland, invests in a diversified range of income-producing property types. Our purpose is to acquire and manage real estate investments in markets we know well and protect our assets from single property-type value fluctuations through diversified holdings. Our goal is to continue to safely increase earnings and shareholder value.

Company Background

We are a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington-Baltimore region. We own a diversified portfolio of 67 properties consisting of 11 retail centers, 29 office properties, 18 industrial properties and 9 multifamily properties.

Our dividends have increased every year for 33 consecutive years and our Funds From Operations (“FFO”) per share has increased every year for 31 consecutive years. WRIT shares are publicly traded on the New York Stock Exchange (symbol: WRE).

Certain statements in the supplemental disclosures which follow are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, fluctuations in interest rates, availability of raw materials and labor costs, levels of competition, the effect of government regulation, the availability of capital, weather conditions, the timing and pricing of lease transactions and changes in general and local economic and real estate market conditions.

Washington Real Estate Investment Trust

Consolidated Statements of Operations

(In thousands, except per share data)

Three Months Ended
OPERATING RESULTS	03/31/04	12/31/03	09/30/03	06/30/03	03/31/03
Real estate rental revenue	$44,376	$43,854	$41,109	$39,481	$38,961
Real estate expenses	(13,463)	(12,598)	(12,426)	(11,235)	(11,603)

30,913	31,256	28,683	28,246	27,358
Real estate depreciation and amortization	(9,872)	(10,336)	(9,101)	(8,245)	(8,073)

Income from real estate	21,041	20,920	19,582	20,001	19,285

Other income	65	72	102	132	108
Interest expense	(8,575)	(8,011)	(7,401)	(7,581)	(7,047)
General and administrative	(1,229)	(1,583)	(1,296)	(1,264)	(1,132)

Net Income	$11,302	$11,398	$10,987	$11,288	$11,214

Per Share Data
Net Income	$0.27	$0.28	$0.28	$0.29	$0.28

Fully diluted weighted average shares outstanding	41,819,783	40,121,060	39,528,812	39,451,560	39,357,895

Percentage of Revenues:
Real estate expenses	30.3%	28.7%	30.2%	28.5%	29.8%
General and administrative	2.8%	3.6%	3.2%	3.2%	2.9%

Ratios:
EBITDA / Interest Expense	3.5	x	3.7	x	3.7	x	3.6	x	3.6	x
Net income / Total revenue	25.5%	26.0%	26.7%	28.6%	28.8%

Washington Real Estate Investment Trust

Consolidated Balance Sheets

(In thousands)

	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003
Assets
Land	$212,136	$210,366	$203,878	$172,378	$171,514
Building and improvements	862,377	846,411	761,556	701,659	695,802

Total real estate, at cost	1,074,513	1,056,777	965,434	874,037	867,316
Accumulated depreciation	(187,147)	(177,983)	(168,524)	(161,264)	(154,004)

Total investment in real estate, net	887,366	878,794	796,910	712,773	713,312
Cash and cash equivalents	6,064	5,486	5,968	20,669	17,350
Rents and other receivables, net of allowance for doubtful accounts	19,362	18,397	17,266	15,967	14,822
Prepaid expenses and other assets	25,236	25,412	27,384	20,751	23,746

Total Assets	$938,028	$928,089	$847,528	$770,160	$769,230

Liabilities and Shareholders’ Equity
Accounts payable and other liabilities	$17,532	$19,068	$14,749	$16,702	$13,189
Advance rents	5,757	5,322	4,833	5,071	5,440
Tenant security deposits	6,271	6,168	6,276	6,282	6,582
Mortgage notes payable	141,752	142,182	92,909	93,201	93,499
Lines of credit/short-term note payable	13,250	—	132,500	—	—
Notes payable	375,000	375,000	275,000	325,000	325,000

Total Liabilities	559,562	547,740	526,267	446,256	443,710

Minority interest	1,609	1,601	1,618	1,581	1,565

Shareholders’ Equity
Shares of beneficial interest, $.01 par value; 100,000 shares authorized	$418	$416	$394	$393	$392
Additional paid-in capital	400,582	396,462	332,261	330,808	329,134
Distributions in excess of net income	(20,528)	(16,272)	(12,171)	(8,498)	(5,152)
Less: Deferred Compensation on restricted shares	(3,615)	(1,858)	(841)	(380)	(419)

Total Shareholders’ Equity	376,857	378,748	319,643	322,323	323,955

Total Liabilities and Shareholders’ Equity	$938,028	$928,089	$847,528	$770,160	$769,230

Total Debt / Total Market Capitalization	0.28:1	0.30:1	0.30:1	0.28:1	0.29:1

Washington Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(In thousands, except per share data)

	Three Months Ended
	03/31/04	12/31/03	09/30/03	06/30/03	03/31/03
Funds From Operations(1)
Net Income	$11,302	$11,398	$10,987	$11,288	$11,214
Real estate depreciation and amortization	9,872	10,336	9,101	8,245	8,073

Funds From Operations (FFO)	21,174	21,734	20,088	19,533	19,287

FFO per share - basic	$0.51	$0.55	$0.51	$0.50	$0.49
FFO per share - fully diluted	$0.51	$0.54	$0.51	$0.50	$0.49

Funds Available for Distribution(2)
Accretive:
Tenant Improvements (3)	(2,792)	(4,958)	(1,239)	(1,696)	(1,613)
Leasing Commissions Capitalized	(633)	(935)	(1,515)	(372)	(1,419)
Non-Accretive:
Recurring Capital Improvements	(1,428)	(2,887)	(1,277)	(1,519)	(865)
Straight-Line Rent, Net	(565)	(395)	(503)	(473)	(318)
Non-real estate depreciation and amortization	448	448	467	453	476

Funds Available for Distribution (FAD)	$16,204	$13,007	$16,021	$15,926	$15,548

Total Dividends Paid	$15,558	$15,499	$14,659	$14,634	$13,812

Average shares - basic	41,571,542	39,862,110	39,311,293	39,240,682	39,173,898
Average shares - fully diluted	41,819,783	40,121,060	39,528,812	39,451,560	39,357,895

(1)	Funds From Operations (“FFO”) – The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminish predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs.
(2)	Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding non-real estate depreciation and amortization. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is not a standardized measure, and may be calculated differently by other REITs.
(3)	Tenant improvements for the three months ended March 31, 2004 and December 31, 2003 include payments to one tenant of $1.1 million and $3.5 million, respectively.

Washington Real Estate Investment Trust

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)

(In thousands)

	Three Months Ended
	03/31/04	12/31/03	09/30/03	06/30/03	03/31/03
EBITDA(1)
Net income	$11,302	$11,398	$10,987	$11,288	$11,214
Add:
Interest expense	8,575	8,011	7,401	7,581	7,047
Real estate depreciation and amortization	9,872	10,336	9,101	8,245	8,073
Non-real estate depreciation	114	117	120	127	149
Less:
Other income	(65)	(72)	(102)	(132)	(108)

EBITDA	$29,798	$29,790	$27,507	$27,109	$26,375

(1)	EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain (loss) from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt.

Washington Real Estate Investment Trust

Long-Term Debt Analysis

(In thousands)

	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003
Balances Outstanding
Secured
Conventional fixed rate	$141,752	$142,182	$92,909	$93,201	$93,499

Secured total	141,752	142,182	92,909	93,201	93,499

Unsecured
Fixed rate bonds and notes	375,000	375,000	275,000	325,000	325,000
Credit facilities	13,250	—	132,500	—	—

Unsecured total	388,250	375,000	407,500	325,000	325,000

Total	$530,002	$517,182	$500,409	$418,201	$418,499

Average Interest Rates
Secured
Conventional fixed rate	6.6%	6.6%	7.2%	7.2%	7.2%

Secured total	6.6%	6.6%	7.2%	7.2%	7.2%

Unsecured
Fixed rate bonds	6.5%	6.5%	6.9%	7.0%	7.0%
Credit facilities	1.8%	0.0%	1.8%	0.0%	0.0%

Unsecured total	6.3%	6.5%	5.2%	7.0%	7.0%

Average	6.4%	6.5%	5.6%	7.0%	7.0%

Maturity Schedule

	Future Maturities of Debt		Total Debt	Average Interest Rate
Year	Secured Debt	Unsecured Debt
2004	$1,528	$68,250	$69,778	6.7%
2005	27,549	—	27,549	7.7%
2006	7,388	50,000	57,388	7.3%
2007	8,642	—	8,642	6.7%
2008	834	60,000	60,834	6.7%
2009	50,887	—	50,887	7.1%
2010	937	—	937	5.4%
2011	989	—	989	5.4%
2012	1,037	—	1,037	5.4%
Thereafter	41,961	210,000	251,961	5.7%

Total maturities	$141,752	$388,250	$530,002	6.4%

Weighted average maturity = 7.6 years

Washington Real Estate Investment Trust

Capital Analysis

(In thousands, except per share amounts)

	March 31, 2004		December 31, 2003		September 30, 2003		June 30, 2003		March 31, 2003
Market Data
Shares Outstanding	41,764		41,607		39,354		39,286		39,184
Market Price per Share	$32.45		$29.20		$29.00		$27.20		$25.97
Equity Market Capitalization	$1,355,242		$1,214,924		$1,141,266		$1,068,579		$1,017,608

Total Debt	$530,002		$517,182		$500,409		$418,201		$418,499
Total Market Capitalization	$1,885,244		$1,732,106		$1,641,675		$1,486,778		$1,436,101

Total Debt to Market Capitalization	0.28:1		0.30:1		0.30:1		0.28:1		0.29:1

Earnings to Fixed Charges(1)	2.3	x	2.4	x	2.5	x	2.5	x	2.6	x
Debt Service Coverage Ratio(2)	3.3	x	3.5	x	3.6	x	3.4	x	3.6	x

Dividend Data
Total Dividends Paid	$15,558		$15,499		$14,659		$14,634		$13,812
Common Dividend per Share	$0.3725		$0.3725		$0.3725		$0.3725		$0.3525
Payout Ratio (FFO per share basis)	73.6%		68.8%		73.3%		74.5%		71.9%

(1)	The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.
(2)	Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth

Q1 2004 vs. Q1 2003

Cash Basis

Sector	NOI Growth	Rental Rate Growth
Multifamily(1)	-5.5%	1.5%
Office Buildings	-2.6%	0.2%
Retail Centers	2.9%	3.7%
Industrial / Flex Properties	3.2%	-0.7%

Overall Core Portfolio	-1.2%	0.9%

GAAP Basis

Sector	NOI Growth	Rental Rate Growth
Multifamily(1)	-5.7%	1.4%
Office Buildings	-2.1%	0.1%
Retail Centers	1.4%	2.5%
Industrial / Flex Properties	3.6%	-1.0%

Overall Core Portfolio	-1.2%	0.6%

(1)	NOI growth for Multifamily and Core Porfolio for Q1 2004 would be as follows without the impact of the 21 HUD units and 4 additional units off the market at The Ashby at McLean for complete renovation. After renovation, the former HUD units will be leased at market rates.

Cash Basis
Multifamily	-5.4%
Overall Core Portfolio	-1.2%

GAAP Basis
Multifamily	-5.6%
Overall Core Portfolio	-1.2%

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI)

(In Thousands)

	Three Months Ended March 31,
	2004	2003
Net income	$11,302	$11,214
Real estate depreciation and amortization	9,872	8,073

Funds From Operations	21,174	19,287

Add:
General and administrative	1,229	1,132
Interest expense	8,575	7,047
Less:
NOI for non-core properties(1)	(4,091)	(204)
Other income	(65)	(108)

Core portfolio NOI, GAAP Basis	26,822	27,154
Straight-line revenue, net for core properties	(321)	(309)
Effect of SFAS 141	20	—

Core portfolio NOI, Cash Basis	$26,521	$26,845

Core portfolio NOI by segment:
GAAP Basis:
Multifamily	$4,169	$4,421
Office Buildings	13,345	13,638
Retail Centers	5,277	5,206
Industrial/Flex	4,031	3,889

	$26,822	$27,154

Cash Basis:
Multifamily	$4,175	$4,420
Office Buildings	13,158	13,506
Retail Centers	5,194	5,048
Industrial/Flex	3,994	3,871

	$26,521	$26,845

(1)	Non-core properties for Q1 2004 and Q1 2003 were Fullerton Industrial Center, 718 Jefferson Street, 1776 G Street, Prosperity Medical Center and 8880 Gorman Road.

Washington Real Estate Investment Trust

Core Portfolio & Overall Occupancy Levels by Sector

Q1 2004 vs. Q1 2003

GAAP Basis

	Core Portfolio		All Properties
Sector	1st QTR 2004	1st QTR 2003	1st QTR 2004	1st QTR 2003
Multifamily (1)	88.6%	90.9%	88.6%	90.9%
Office Buildings	86.7%	87.1%	89.1%	87.1%
Retail Centers	94.4%	96.1%	94.4%	96.1%
Industrial / Flex Properties	91.2%	87.7%	91.5%	88.2%

Overall Portfolio(2)	88.8%	89.2%	90.0%	89.3%

(1)	Multifamily occupancy at 3/31/04 for the Core Portfolio and All Properties would be 89.9% without the 21 HUD units and 4 additional units at The Ashby at McLean off the market for complete renovation.
(2)	Overall Portfolio occupancy at 3/31/04 for the Core Portfolio and All Properties would be 89.1% and 90.3%, respectively, without the impact of the 21 HUD units and 4 additional units at The Ashby at McLean off the market for complete renovation.

Washington Real Estate Investment Trust

Schedule of Properties

March 31, 2004

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	210,000
7700 Leesburg Pike	Falls Church, VA	1990	1976	147,000
515 King Street	Alexandria, VA	1992	1966	78,000
The Lexington Building	Rockville, MD	1993	1970	46,000
The Saratoga Building	Rockville, MD	1993	1977	59,000
Brandywine Center	Rockville, MD	1993	1969	35,000
Tycon Plaza II	Vienna, VA	1994	1981	127,000
Tycon Plaza III	Vienna, VA	1994	1978	151,000
6110 Executive Boulevard	Rockville, MD	1995	1971	199,000
1220 19th Street	Washington, DC	1995	1976	102,000
Maryland Trade Center I	Greenbelt, MD	1996	1981	190,000
Maryland Trade Center II	Greenbelt, MD	1996	1984	158,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999[1]	521,000
8230 Boone Boulevard	Vienna, VA	1998	1981	58,000
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
600 Jefferson Plaza	Rockville, MD	1999	1985	115,000
1700 Research Boulevard	Rockville, MD	1999	1982	103,000
Parklawn Plaza	Rockville, MD	1999	1986	40,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	81,000
1776 G Street	Washington, DC	2003	1979	262,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000

Subtotal				3,838,000

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	146,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	50,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase	Alexandria, VA	1994	1960	128,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street[2]	Alexandria, VA	1998/2003	1955/1959	45,000
1620 Wilson Boulevard	Arlington, VA	2002	1959	5,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	334,000

Subtotal				1,500,000

[1]	A 49,000 square foot addition to 7900 Westpark Drive was completed in September 1999.
[2]	South Washington Street includes 718 Jefferson Street, acquired in May 2003 to complete the ownership of the entire block of 800 S. Washington Street. The net rentable square feet reduction from 12/31/03 is due to space taken off market for development of residential units.

Washington Real Estate Investment Trust

Schedule of Properties (Cont.)

March 31, 2004

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE* SQUARE FEET
Multifamily Buildings / # units
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	177,000
Roosevelt Towers / 190	Falls Church, VA	1965	1964	168,000
Country Club Towers / 227	Arlington, VA	1969	1965	159,000
Park Adams / 200	Arlington, VA	1969	1959	172,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 250	McLean, VA	1996	1982	244,000
Walker House Apartments / 212 [3]	Gaithersburg, MD	1996	1971/2003	154,000
Bethesda Hills Apartments / 194	Bethesda, MD	1997	1986	226,000
Avondale / 236	Laurel, MD	1999	1987	170,000

Subtotal (2,095 units)				1,729,000

Industrial Distribution / Flex Properties
Fullerton Business Center	Springfield, VA	1985	1980	104,000
Pepsi-Cola Distribution Center	Forestville, MD	1987	1971	69,000
Charleston Business Center	Rockville, MD	1993	1973	85,000
Tech 100 Industrial Park	Elkridge, MD	1995	1990	167,000
Crossroads Distribution Center	Elkridge, MD	1995	1987	85,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
The Earhart Building	Chantilly, VA	1996	1987	90,000
Ammendale Technology Park I	Beltsville, MD	1997	1985	167,000
Ammendale Technology Park II	Beltsville, MD	1997	1986	108,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	788,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Amvax	Beltsville, MD	1999	1986	31,000
Sullyfield Center	Chantilly, VA	2001	1985	245,000
Fullerton Industrial Center	Springfield, VA	2003	1980	137,000
8880 Gorman Road	Laurel, MD	2004	1980	141,000

Subtotal				2,760,000

TOTAL				9,827,000

[3]	A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.
*	Multifamily buildings are presented in gross square feet.

Washington Real Estate Investment Trust

Commercial Leasing Summary

Three months ended March 31, 2004

1st Quarter 2004
Gross Leasing Square Footage
Office Buildings	201,249
Retail Centers	31,175
Industrial Centers	89,779

Total	322,203

Weighted Average Term (yrs)
Office Buildings	5.3
Retail Centers	3.0
Industrial Centers	2.0

Total	4.1

	GAAP (1)	CASH
Rental Rate Increases:
Rate on expiring leases
Office Buildings	$26.07	$26.81
Retail Centers	$19.95	$20.52
Industrial Centers	$8.51	$8.72

Total	$20.58	$21.16

Rate on new and renewal leases
Office Buildings	$25.97	$24.42
Retail Centers	$22.86	$22.26
Industrial Centers	$7.92	$7.76

Total	$20.64	$19.57

% Increase
Office Buildings	-0.38%	-8.91%
Retail Centers	14.59%	8.48%
Industrial Centers	-6.93%	-11.01%

Total	0.29%	-7.51%

	Total Dollars	Dollars per Square Foot
Tenant Improvements and Leasing Costs
Office Buildings	$2,678,886	$13.31
Retail Centers	$39,613	$1.27
Industrial Centers	$56,905	$0.63

Total	$2,775,404	$8.61

(1)	GAAP rates are presented on a straight-line basis, meaning they reflect subsequent years’ rental rate escalations.

Washington Real Estate Investment Trust

10 Largest Tenants - Based on Annualized Base Rent

March 31, 2004

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	33	4.40%	149,284	2.07%
Sunrise Senior Living, Inc.	1	114	3.45%	180,066	2.49%
General Services Administration	6	21	2.39%	250,349	3.47%
Sun Microsystems, Inc.	1	33	2.22%	110,184	1.53%
Xerox Corporation (1)	1	5	2.22%	90,994	1.26%
SunTrust Bank (2)	4	11	2.21%	104,290	1.44%
INOVA Health Care Services	4	72	1.96%	83,631	1.16%
Northrop Grumman	3	11	1.89%	116,607	1.61%
International Monetary Fund	1	21	1.75%	59,146	0.82%
George Washington University	2	51	1.52%	66,066	0.91%

Total/Weighted Average		40	24.01%	1,210,617	16.76%

(1)	Xerox will vacate 45,169 square feet on 8/31/04.
(2)	SunTrust will vacate 53,345 square feet on 11/30/04.

Washington Real Estate Investment Trust

Lease Expirations as of

March 31, 2004

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2004	91	666,748	20.5%	$17,581,598	$26.37	19.7%
2005	119	468,440	14.4%	14,526,576	31.01	16.3%
2006	114	481,946	14.8%	12,555,933	26.05	14.1%
2007	58	264,686	8.1%	6,795,359	25.67	7.6%
2008	68	353,407	10.9%	9,828,816	27.81	11.0%
2009 and thereafter	136	1,016,544	31.3%	28,003,715	27.55	31.4%

	586	3,251,771	100.0%	$89,291,997	$27.46	100.0%

Retail:
2004	31	113,351	7.9%	$1,645,704	$14.52	7.5%
2005	43	199,862	14.0%	3,452,756	17.28	15.6%
2006	46	148,896	10.4%	2,845,507	19.11	12.9%
2007	42	135,358	9.5%	2,987,038	22.07	13.5%
2008	25	168,845	11.8%	1,480,638	8.77	6.7%
2009 and thereafter	77	663,878	46.4%	9,658,567	14.55	43.8%

	264	1,430,190	100.0%	$22,070,211	$15.43	100.0%

Industrial:
2004	44	438,865	17.7%	$3,239,391	$7.38	16.6%
2005	52	585,687	23.7%	4,306,619	7.35	22.1%
2006	50	509,773	20.6%	4,635,897	9.09	23.7%
2007	17	214,361	8.7%	1,643,033	7.66	8.4%
2008	24	271,220	11.0%	2,274,942	8.39	11.7%
2009 and thereafter	21	455,454	18.4%	3,426,838	7.52	17.5%

	208	2,475,360	100.0%	$19,526,720	$7.89	100.0%

Total:
2004	166	1,218,964	17.0%	$22,466,693	$18.43	17.2%
2005	214	1,253,989	17.5%	22,285,952	17.77	17.0%
2006	210	1,140,615	15.9%	20,037,337	17.57	15.3%
2007	117	614,405	8.6%	11,425,430	18.60	8.7%
2008	117	793,472	11.1%	13,584,395	17.12	10.4%
2009 and thereafter	234	2,135,876	29.8%	41,089,120	19.24	31.4%

	1,058	7,157,321	100.0%	$130,888,927	$18.29	100.0%

*	Annualized Rent is as of March 31, 2004 rental revenue (cash basis) multiplied by 12.

Washington Real Estate Investment Trust

2004 Acquisition and Development Summary

($’s in thousands)

Acquisition Summary

	Acquisition Date	Square Feet	Occupancy Percentage at Acquisition	March 31, 2004 Leased Percentage	Investment
8880 Gorman Road	03/10/04	140,700	100%	100%	$11,500

Development Summary

	Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed	Anticipated Total Cost	Cost to Date		Anticipated Construction Completion Date
Redevelopment
	Westminster Shopping Center (1) Westminster, MD	37,650 sq ft.	100%	$3,700	$978		4Q 04
Development
	WRIT Rosslyn Center (2) Arlington, VA	224 units & 6,500 sq ft. retail	0%	$56,100	$4,875	(4)	2Q 06

	South Washington Street (3) Alexandria, VA	75 units & 3,000 sq ft. retail	0%	$17,500	$1,917	(4)	1Q 06

(1)	Redevelopment in conjunction with a lease executed in May 2003 with a national food chain.
(2)	WRIT Rosslyn Center is a planned 224 unit multifamily property in the early development stages. 1620 Wilson Boulevard was acquired in conjunction with the overall development plan for WRIT Rosslyn Center.
(3)	718 E. Jefferson Street was acquired to complete our ownership of the entire block of 800 S. Washington Street. The surface parking lot on this block is now in the preliminary stages of development. We refer to this development project as South Washington Street.
(4)	Includes land cost.

WRIT vs. Morgan Stanley REIT Index, Russell 2000 Index & Wilshire REIT Index
12, 36 and 60 Month Total Returns
through March 31, 2004
WRIT
RMS Index
Wilshire REIT Index
Russell 2000 Index
150%
130%
110%
90%
70%
50%
30%
10%
-10%
31.40%
51.60%
42.10%
63.80%
62.50%
80.10%
47.50%
36.60%
165.80%
127.80%
66.20%
59.20%
12 Month
36 Month
60 Month

Washington Real Estate Investment Trust

Reporting Definitions

March 31, 2004

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

EBITDA is earnings before interest, taxes, depreciation and amortization.

Ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (GAAP)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization.

Funds Available for Distribution (FAD) is calculated by subtracting from FFO recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and straight line rents, then adding non-real estate depreciation and amortization.

Recurring capital expenditures represents non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due to the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term.

Core portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Core portfolio net operating income (NOI) growth is the change in the NOI of the core portfolio properties from the prior reporting period to the current reporting period.